SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 13, 2003

(Date of Report—Date of Earliest Event Reported)

Thousand Trails, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14645	75-2138671

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 Parkwood Blvd., Suite 100, Frisco, Texas 75034

(Address of Principal Executive Offices)

(972) 618-7200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

     99.1 Press Release dated May 13, 2003.

Item 9. Regulation FD Disclosure.

The following information is being furnished under Item 12 “Results of Operations and Financial Condition.”

On May 13, 2003, Thousand Trails, Inc., a Delaware corporation, announced its financial results for the third quarter of fiscal 2003, which ended March 31, 2003. The announcement was by means of a news release attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2003
THOUSAND TRAILS, INC

	By:	/s/ Walter B. Jaccard

Walter B. Jaccard
Vice President

Exhibit

Number	Exhibit

99.1	Press Release dated May 13, 2003.